Exhibit (g)(iv)

                    AMENDMENT TO CUSTODIAN CONTRACT/AGREEMENT

     This Amendment to the respective Custodian Contract/Agreement is made as of February 22, 1999 by and between each of the funds listed on Schedule D (including any series thereof, each, a "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract/Agreement referred to below.

     WHEREAS, each Fund and the Custodian have entered into a Custodian Contract/Agreement dated as of the dates set forth on Schedule D (each contract, as amended, a "Contract"); and

     WHEREAS, each Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule l7f-5 ("Rule 17f-5") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, each Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Funds held outside of the United States.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, to add the following new provisions which supersede the provisions in the existing contracts relating to the custody of assets of the Funds outside the United States.

3.      THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

3.1.    DEFINITIONS.

Capitalized terms in this Article 3 shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment; economic and financial infrastructure; systemic custody and securities settlement practices; and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC") or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act, except that the term does not include Mandatory Securities Depositories.

"Foreign Assets" means any of the Funds' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Funds' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(2) of Rule 17f-5.

"Mandatory Securities Depository" means a foreign securities depository or clearing agency that, either as a legal or practical matter, must be used if the Fund determines to place Foreign Assets in a country outside the United States
(i) because required by law or regulation; (ii) because securities cannot be withdrawn from such foreign securities depository or clearing agency; or (iii) because maintaining or effecting trades in securities outside the foreign securities depository or clearing agency is not consistent with systemic custodial or market practices.

3.2.    DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

Each Fund, by resolution adopted by its Board of Trustees/Directors (the "Board"), hereby delegates to the Custodian subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Article 3 with respect to Foreign Assets of the Fund held outside the United States, and the Custodian hereby accepts such delegation, as Foreign Custody Manager with respect to the Funds.

3.3.    COUNTRIES COVERED.

The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to MAINTAIN the assets of the Funds which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. Mandatory Securities Depositories are listed on Schedule B to this Contract, which Schedule B may be amended from time to time by the Foreign Custody Manager upon reasonable notice to the Fund. The Foreign Custody Manager will provide amended versions of Schedules A and B in accordance with Section 3.7 of this Article 3.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by a Fund of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by that Fund's Board responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Fund with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by that Fund's Board to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Fund with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period as to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

3.4.    SCOPE OF DELEGATED RESPONSIBILITIES.

3.4.1.  SELECTION OF ELIGIBLE FOREIGN CUSTODIANS.

Subject to the provisions of this Article 3, the Fund's Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time.

In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

3.4.2.  CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS.

The Foreign Custody Manager shall determine that the contract (or the rules or established practices or procedures in the case of an Eligible Foreign Custodian that is a foreign securities depository or clearing agency) governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

3.4.3.  MONITORING.

In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian (or the rules or established practices and procedures in the case of an Eligible Foreign Custodian selected by the Foreign Custody Manager which is a foreign securities depository or clearing agency that is not a Mandatory Securities Depository). The Foreign Custody Manager shall provide the Board at least annually with information as to the factors used in such monitoring system. If the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.7 hereunder and withdraw the Foreign Assets from such Eligible Foreign Custodian as soon as reasonably practicable.

3.5.    GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY.

For purposes of this Article 3, the Foreign Custody Manager shall have no responsibility for Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the

Custodian is serving as Foreign Custody Manager of the Portfolios. The Fund and the Custodian each expressly acknowledge that the Foreign Custody Manager shall not be delegated any responsibilities under this Article 3 with respect to Mandatory Securities Depositories.

3.6.    STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO.

In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

3.7.    REPORTING REQUIREMENTS.

The Foreign Custody Manager shall report the placement of Foreign Assets with an Eligible Foreign Custodian, the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board amended Schedules A or B at the end of the calendar quarter in which an amendment to either Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Funds described in this Article 3 promptly after the occurrence of the material change.

3.8.    REPRESENTATIONS WITH RESPECT TO RULE 17F-5.

The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5.

3.9.    EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY
        MANAGER.

The Board's delegation to the Custodian as Foreign Custody Manager of the Funds shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective sixty (60) days after receipt by the non-terminating party of such notice. The provisions of Section 3.3 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Funds with respect to designated countries.

3.10.   MOST FAVORED CLIENT.

If at any time prior to termination of this Amendment, the Custodian, as a matter of standard business practice, accepts delegation as Foreign Custody Manager for its U.S. mutual fund clients on terms of materially greater benefit to the Funds than set forth in this Amendment, the Custodian hereby agrees to negotiate with the Funds in good faith with respect thereto.

4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUNDS HELD OUTSIDE THE UNITED STATES.

4.1     DEFINITIONS.

Capitalized terms in this Article 4 shall have the following meanings:

"Foreign Securities System" means either a clearing agency or a securities depository listed on Schedule A hereto or a Mandatory Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution (including a foreign branch of the Custodian or another Bank (as defined in Section 2(a)(5) of the 1940 Act)) serving as an Eligible Foreign Custodian.

4.2.    HOLDING SECURITIES.

The Custodian shall identify on its books as belonging to the Funds the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Funds, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Funds which are maintained in such account shall identify those securities as belonging to the Funds and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3.    FOREIGN SECURITIES SYSTEMS.

Foreign securities shall be maintained in a Foreign Securities System in a designated country only through arrangements implemented by the Foreign Sub-Custodian in such country pursuant to the terms of this Contract.

4.4.    TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

4.4.1.  DELIVERY OF FOREIGN ASSETS.

The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Funds held by such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     (i) upon the sale of such foreign securities for the Fund in accordance with customary market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

     (ii) in connection with any repurchase agreement related to foreign securities;

     (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

     (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

     (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

     (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with reasonable market custom; PROVIDED that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

     (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

     (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

     (ix) for delivery as security in connection with any borrowing by the Funds requiring a pledge of assets by the Funds;

     (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (xi) in connection with the lending of foreign securities; and

     (xii) for any other proper purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper trust/corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

4.4.2.  PAYMENT OF FUND MONIES.

Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Fund in the following cases only:

     (i) upon the purchase of foreign securities for the Fund, unless otherwise directed by Proper Instructions, in accordance with reasonable market settlement practice in the country where such foreign securities are held or traded, including, without limitation, (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

     (ii) in connection with the conversion, exchange or surrender of foreign securities of the Fund;

     (iii) for the payment of any expense or liability of the Fund, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

     (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Fund, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

     (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (vi) for payment of part or all of the dividends received in respect of securities sold short;

     (vii) in connection with the borrowing or lending of foreign securities;
and

     (viii) for any other proper purpose, but only upon receipt of Proper Instructions specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper trust/corporate purpose, and naming the person or persons to whom such payment is to be made.

4.4.3.  MARKET CONDITIONS; MARKET INFORMATION.

Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Funds and delivery of Foreign Assets maintained for the account of the Funds may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs generally accepted by Institutional Clients, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

For purposes of this Agreement, the term "Institutional Clients" means U.S. registered investment companies or major U.S. commercial banks, insurance companies, pension funds or substantially similar institutions which, as a part of their ordinary business operations, purchase or sell securities and make use of global custody services.

The Custodian shall provide to the Board information with respect to material changes in the custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian. The Custodian shall provide, without limitation, information relating to Foreign Securities Systems and other information described in Schedule C. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had previously been provided hereunder and provided further that the Custodian shall in any event provide to the Board at least annually the following information and opinions with respect to the Board approved countries listed on Schedule A:

     (i) legal opinions relating to whether local law restricts with respect to U.S. registered mutual fund's (a) access of a fund's independent public accountants to books and records of a Foreign Sub-Custodian or Foreign Securities System, (b) a fund's ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Custodian or Foreign Securities System, (c) a fund's ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign Securities System, and (d) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars;

     (ii) summary of information regarding Foreign Securities Systems; and

     (iii) country profile information containing market practice for (a) delivery versus payment, (b) settlement method, (c) currency restrictions, (d) buy-in practices, (e) foreign ownership limits, and (f) unique market arrangements.

4.5.    REGISTRATION OF FOREIGN SECURITIES.

The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable series or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities, except to the extent that the Fund incurs loss or damage due to failure of such nominee to meet its standard of care set forth in the Contract. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Fund under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

4.6.    BANK ACCOUNTS.

The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts opened and maintained outside the United States on behalf of a Fund with a Foreign Sub-Custodian shall be subject only to draft or order by the Custodian or such Foreign Sub-Custodian, acting pursuant to the terms of this Contract to hold cash received by or from or for the account of the Portfolio.

4.7.    COLLECTION OF INCOME.

The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Funds shall be entitled and shall credit such income, as collected, to the applicable Fund. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

4.8.    SHAREHOLDER RIGHTS.

With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9.    COMMUNICATIONS RELATING TO FOREIGN SECURITIES.

The Custodian shall transmit promptly to the Fund written information (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith) received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Funds. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. Subject to the standard of care to which the Custodian is held under this Agreement, the Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Funds at any time held by it unless
(i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10.   LIABILITY OF FOREIGN SUB-CUSTODIANS AND FOREIGN SECURITIES SYSTEMS.

Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties and, to the extent possible, to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At each Fund's election, a Fund shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that a Fund and any applicable series have not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11.   TAX LAW.

Except to the extent that imposition of any tax liability arises from the Custodian's failure to perform in accordance with the terms of this Section 4.11 or from the failure of any Foreign Sub-Custodian to perform in accordance with the terms of the applicable subcustody agreement, the Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on a Fund, a series thereof or the Custodian as custodian of the Fund by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of each Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as custodian of the Fund by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

4.12.   LIABILITY OF CUSTODIAN.

Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to a Fund for any loss, liability, claim or expense resulting from or caused by anything which is (A) part of Country Risk or (B) part of the "prevailing country risk" of the Fund, as such term is used in SEC Release Nos. IC-22658; IS-1080 (May 12,1997) or as such term or other similar terms are now or in the future interpreted by the SEC or by the staff of the Division of Investment Management of the SEC. The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.



WITNESSED BY                        STATE STREET BANK AND TRUST
                                    COMPANY

/s/ Marc L. Parsons                 By: /s/ Ronald E. Logue
-------------------                     -------------------
Marc L. Parsons                             Ronald E. Logue
Associate Counsel                           Executive Vice President
                                    Cash Accumulation Trust
                                    Command Government Fund
                                    Command Money Fund
                                    Command Tax-Free Fund
                                    Global Utility Fund, Inc.
                                    Nicholas-Applegate Fund, Inc.
                                    Prudential 20 20 Focus Fund
                                    Prudential Balanced Fund
                                    Prudential California Municipal Fund
                                    Prudential Developing Markets Fund
                                    Prudential Distressed Securities Fund, Inc.
                                    Prudential Diversified Bond Fund, Inc.
                                    Prudential Diversified Funds
                                    Prudential Index Series Fund
                                    Prudential Emerging Growth Fund, Inc.
                                    Prudential Equity Fund, Inc.
                                    Prudential Equity Income Fund
                                    Prudential Europe Growth Fund, Inc.
                                    Prudential Global Genesis Fund, Inc.
                                    Prudential Global Limited Maturity Fund, Inc.
                                    Prudential Government Income Fund, Inc.
                                    Prudential Government Securities Trust
                                    Prudential High Yield Fund, Inc.
                                    Prudential High Yield Total Return Fund, Inc.
                                    Prudential Institutional Liquidity Portfolio, Inc.
                                    Prudential Intermediate Global Income Fund, Inc.
                                    Prudential International Bond Fund, Inc.
                                    The Prudential Investment Portfolios, Inc.
                                    Prudential Mid-Cap Value Fund
                                    Prudential MoneyMart Assets, Inc.
                                    Prudential Mortgage Income Fund, Inc.
                                    Prudential Multi-Sector Fund, Inc.
                                    Prudential Municipal Bond Fund
                                    Prudential Municipal Series Fund


                                    Prudential National Municipals Fund, Inc.
                                    Prudential Natural Resources Fund, Inc.
                                    Prudential Pacific Growth Fund, Inc.
                                    Prudential Real Estate Securities Fund
                                    Prudential Small Cap Quantum Fund, Inc.
                                    Prudential Small Company Value Fund, Inc.
                                    Prudential Special Money Market Fund, Inc.
                                    Prudential Structured Maturity Fund, Inc.
                                    Prudential Tax-Free Money Fund, Inc.
                                    Prudential Tax-Managed Equity Fund
                                    Prudential Utility Fund, Inc.
                                    Prudential World Fund, Inc.
                                    The Global Total Return Fund, Inc.
                                    The Target Portfolio Trust
                                    The Asia Pacific Fund, Inc.
                                    The High Yield Income Fund, Inc.


WITNESSED BY:

By: /s/ S. Jane Rose                By: /s/ Grace Torres
    -----------------------         ---------------------------
        S. Jane Rose                        Grace Torres
                                            Treasurer
                                    First Financial Fund, Inc.
                                    The High Yield Plus Fund, Inc.

WITNESSED BY:

By: /s/ Stephanie L. Bourque        By: /s/ Arthur Brown
    ------------------------            -----------------------
        Stephanie L. Bourque                Arthur J. Brown
                                            Secretary


                                                                                                                          SCHEDULE A
                                                            STATE STREET
                                                       GLOBAL CUSTODY NETWORK
                                            SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country                                         Subcustodian                      Non-Mandatory Depositories
Argentina                       Citibank, N.A.                                 -

Australia                       Westpac Banking Corporation                    -

Austria                         Erste Bank der Oesterreichischen               -
                                Sparkassen AG

Bahrain                         British Bank of the Middle East                -
                                (as delegate of The Hongkong and
                                Shanghai Banking Corporation Limited)

Bangladesh                      Standard Chartered Bank

Belgium                         Generale de Banque                             -

Bermuda                         The Bank of Bermuda Limited                    -

Bolivia                         Banco Boliviano Americano S.A.                 -

Botswana                        Barclays Bank of Botswana Limited              -

Brazil                          Citibank, N.A.                                 -

Bulgaria                        ING Bank N.V.                                  -

Canada                          Canada Trustco Mortgage Company                -

Chile                           Citibank, N.A.                                 Deposito Central de Valores S.A.

People's Republic               The Hongkong and Shanghai Banking
of China                        Corporation Limited, Shanghai and Shenzhen
                                branches

Colombia                        Cititrust Colombia S.A.
                                Sociedad Fiduciaria



                                                                                                                          SCHEDULE A
                                                            STATE STREET
                                                       GLOBAL CUSTODY NETWORK
                                            SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country                                         Subcustodian                          Non-Mandatory Depositories
Costa Rica                      Banco BCT S.A.                                 -

Croatia                         Privredna Banka Zagreb d.d                     -

Cyprus                          Barclays Bank Plc.                             -
                                Cyprus Offshore Banking Unit

Czech Republic                  Ceskoslovenska Obchodni Banka, A.S.            -

Denmark                         Den Danske Bank                                -

Ecuador                         Citibank, N.A.                                 -

Egypt                           National Bank of Egypt                         -

Estonia                         Hansabank                                      -

Finland                         Merita Bank Limited                            -

France                          Banque Paribas                                 -

Germany                         Dresdner Bank AG                               -

Ghana                           Barclays Bank of Ghana Limited                 -

Greece                          National Bank of Greece S.A.                   The Bank of Greece,
                                                                               System for Monitoring Transactions in
                                                                               Securities in Book-Entry Form

Hong Kong                       Standard Chartered Bank                        -

Hungary                         Citibank Budapest Rt.                          -

2/10/99



                                                                                                                          SCHEDULE A
                                                            STATE STREET
                                                       GLOBAL CUSTODY NETWORK
                                            SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country                                         Subcustodian                          Non-Mandatory Depositories
Iceland                         Icebank Ltd.                                   -

India                           Deutsche Bank AG                               -

                                The Hongkong and Shanghai                      -
                                Banking Corporation Limited

Indonesia                       Standard Chartered Bank

Ireland                         Bank of Ireland                                -

Israel                          Bank Hapoalim B.M.                             -

Italy                           Banque Paribas                                 -

Ivory Coast                     Societe Generale de Banques                    -
                                en Cote d'Ivoire

Jamaica                         Scotiabank Jamaica Trust and Merchant Bank     -
                                Ltd.

Japan                           The Daiwa Bank, Limited                        Japan Securities Depository Center
                                The Fuji Bank, Limited

Jordan                          British Bank of the Middle East                -
                                (as delegate of The Hongkong and
                                Shanghai Banking Corporation Limited)

Kenya                           Barclays Bank of Kenya Limited                 -

Republic of Korea               The Hongkong and Shanghai Banking              -
                                Corporation Limited

Latvia                          JSC Hansabank-Latvija                          -



                                                                                                                          SCHEDULE A
                                                            STATE STREET
                                                       GLOBAL CUSTODY NETWORK
                                            SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country                                          Subcustodian                          Non-Mandatory Depositories
Lebanon                          British Bank of the Middle East               -
                                 (as delegate of The Hongkong and Shanghai
                                 Banking Corporation Limited)

Lithuania                        Vilniaus Bankas AB                            -

Malaysia                         Standard Chartered Bank                       -
                                 Malaysia Berhad

Mauritius                        The Hongkong and Shanghai                     -
                                 Banking Corporation Limited

Mexico                           Citibank Mexico, S.A.                         -

Morocco                          Banque Commerciale du Maroc                   -

Namibia                          (via) Standard Bank of South Africa           -

The Netherlands                  MeesPierson N.V.                              -

New Zealand                      ANZ Banking Group                             -
                                 (New Zealand) Limited

Norway                           Christiania Bank og                           -
                                 Kreditkasse

Oman                             British Bank of the Middle East               -
                                 (as delegate of The Hongkong and Shanghai
                                 Banking Corporation Limited)

Pakistan                         Deutsche Bank AG                              -

Peru                             Citibank, N.A.                                -

Philippines                      Standard Chartered Bank                       -



                                                                                                                          SCHEDULE A
                                                            STATE STREET
                                                       GLOBAL CUSTODY NETWORK
                                            SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country                                          Subcustodian                         Non-Mandatory Depositories
Poland                           Citibank (Poland) S.A.                        -
                                 Bank Polska Kasa Opieki S.A.

Portugal                         Banco Comercial Portugues                     -

Romania                          ING Bank N.V.                                 -

Russia                           Credit Suisse First Boston AO, Moscow         -
                                 (as delegate of Credit Suisse First Boston,
                                 Zurich)

Singapore                        The Development Bank                          -
                                 of Singapore Limited

Slovak Republic                  Ceskoslovenska Obchodni Banka, A.S.           -

Slovenia                         Bank Austria d.d. Ljubljana                   -

South Africa                     Standard Bank of South Africa Limited         -

Spain                            Banco Santander, S.A.                         -

Sri Lanka                        The Hongkong and Shanghai                     -
                                 Banking Corporation Limited

Swaziland                        Standard Bank Swaziland Limited               -

Sweden                           Skandinaviska Enskilda Banken                 -

Switzerland                      UBS AG                                        -

Taiwan - R.O.C.                  Central Trust of China                        -

Thailand                         Standard Chartered Bank                       -



                                                                                                                          SCHEDULE A
                                                            STATE STREET
                                                       GLOBAL CUSTODY NETWORK
                                            SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country                                          Subcustodian                         Non-Mandatory Depositories
Trinidad & Tobago                Republic Bank Limited                         -

Tunisia                          Banque Internationale Arabe de Tunisie        -

Turkey                           Citibank, N.A.                                -
                                 Ottoman Bank

Ukraine                          ING Bank, Ukraine                             -

United Kingdom                   State Street Bank and Trust Company,          -
                                 London Branch

Uruguay                          Citibank, N.A.                                -

Venezuela                        Citibank, N.A.                                -

Zambia                           Barclays Bank of Zambia Limited               -

Zimbabwe                         Barclays Bank of Zimbabwe Limited             -

Euroclear (Me Euroclear System)/State Street London Limited

Cedel, S.A. (Cedel Bank, societe anonyme)/State Street London Limited

INTERSETTLE (for EASDAQ Securities)

* The global custody network approved by each fund is set forth below on Schedules A-1 and A-2.

2/10/99



                                                   SCHEDULE A-1

                                              PRUDENTIAL MUTUAL FUNDS
                                        STATE STREET GLOBAL CUSTODY NETWORK


COUNTRY                                              FUNDS
-----------------------------------------------------------------------------------------------------------------
Argentina                  Mexico                    Global Utility Fund, Inc.
Australia                  Morocco                   Prudential 20/20 Focus Fund
Austria                    Netherlands               Prudential Balanced Fund
Bangladesh*                New Zealand               Prudential Equity Fund, Inc.
Belgium                    Norway                    Prudential Equity Income Fund, Inc.
Brazil                     Pakistan                  Prudential Developing Markets Fund
Canada                     Peru                      Prudential Diversified Bond Fund, Inc.
Chile                      Philippines               Prudential Distressed Securities Fund, Inc.
China                      Poland                    Prudential Diversified Funds
Colombia                   Portugal                  Prudential Emerging Growth Fund, Inc.
Cyprus                     Russia                    Prudential Global Genesis Fund, Inc.
Czech Republic             Singapore                 Prudential Global Limited Maturity Fund, Inc.
Denmark                    Slovak Republic           Prudential Index Series Fund
Ecuador                    South Africa              Prudential Intermediate Global Income Fund, Inc.
Egypt                      Spain                     Prudential International Bond Fund, Inc.
Finland                    Sri Lanka                 Prudential Mid-Cap Value Fund
France                     Sweden                    Prudential Natural Resources Fund, Inc.
Germany                    Switzerland               Prudential Pacific Growth Fund, Inc.
Ghana                      Taiwan                    Prudential Real Estate Securities Fund
Greece                     Thailand                  Prudential Small-Cap Quantum Fund, Inc.
Hong Kong                  Turkey                    Prudential Small Company Value Fund, Inc.
Hungary                    Transnational             Prudential Tax-Managed Equity Fund
India                      United Kingdom            Prudential Utility Fund, Inc.
Indonesia                  Uruguay                   Prudential World Fund, Inc.
Ireland                    Venezuela                 The Prudential Investment Portfolios, Inc.
Israel                                               The Target Portfolio Trust
Italy                                                The Global Total Return Fund, Inc.
Ivory Coast
Japan
Jordan
Kenya
Korea
Lebanon
Malaysia

* Approved only for The Target Portfolio Trust.



                                                  SCHEDULE A-2

                                             PRUDENTIAL MUTUAL FUNDS
                                       STATE STREET GLOBAL CUSTODY NETWORK


COUNTRY                                              FUNDS
-----------------------------------------------------------------------------------------------------------------
United Kingdom                                       Cash Accumulation Trust
                                                     COMMAND Government Fund
                                                     COMMAND Money Fund
                                                     Prudential Government Income Fund, Inc.
                                                     Prudential High Yield Fund, Inc.
                                                     Prudential High Yield Income Fund, Inc.
                                                     Prudential Institutional Liquidity Portfolio, Inc.
                                                     Prudential MoneyMart Assets, Inc.
                                                     Prudential Special Money Market Fund, Inc.
                                                     Prudential Structured Maturity Fund, Inc.


                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES

Country                             Mandatory Depositories

Argentina                           Caja de Valores S.A.

Australia                           Austraclear Limited
                                    Reserve Bank Information and
                                    Transfer System

Austria                             Oesterreichische Kontrollbank AG
                                    (Wertpapiersammelbank Division)

Belgium                             Caisse Interprofessionnelle de Depot et
                                    de Virement de Titres S.A.
                                    Banque Nationale de Belgique

Brazil                              Companhia Brasileira de Liquidacao e
                                    Custodia (CBLC)

                                    Bolsa de Valores de Rio
                                    de Janeiro
                                    All SSB clients
                                    presently use CBLC Central de
                                    Custodia, e de Liquidacao
                                    Financeira de Titulos

Canada                              The Canadian Depository
                                    for Securities Limited

People's Republic                   Shanghai Securities Central Clearing and
of China                            Registration Corporation

                                    Shenzhen Securities Central Clearing
                                    Co., Ltd.

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

11/20/98

                                                                      SCHEDULE B
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES

Country                             Mandatory Depositories

Croatia                             Stredisko cennych papiru

Czech Republic                      Czech National Bank

Denmark                             Vaerdipapircentralen (the Danish
                                    Securities Center)

Egypt                               Misr Company for Clearing, Settlement,
                                    and Central Depository

Finland                             The Finnish Central Securities
                                    Depository

France                              Societe Interprofessionnelle
                                    pour la Compensation des
                                    Valeurs Mobilieres (SICOVAM)

Germany                             Deutsche Borse Clearing AG

Greece                              The Central Securities Depository
                                    (Apothetirion Titlon AE)

Hong Kong                           The Central Clearing and
                                    Settlement System

                                    Central Money Markets Unit

Hungary                             The Central Depository and Clearing
                                    House (Budapest) Ltd. (KELER)
                                    [Mandatory for Gov't Bonds only,
                                    SSB does not use for other securities]

India                               The National Securities Depository Limited

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

11/20/98

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES

Country                                Mandatory Depositories

Indonesia                              Bank Indonesia

Ireland                                Central Bank of Ireland
                                       Securities Settlement Office

Israel                                 The Tel Aviv Stock Exchange Clearing
                                       House Ltd.
                                       Bank of Israel

Italy                                  Monte Titoli S.p.A.
                                       Banca d'Italia

Japan                                  Bank of Japan Net System

Kenya                                  Central Bank of Kenya

Republic of Korea                      Korea Securities Depository Corporation

Lebanon The Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (MIDCLEAR) S.A.L.

                                       The Central Bank of Lebanon

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

11/20/98

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES

Country                             Mandatory Depositories

Malaysia                            The Malaysian Central Depository Sdn. Bhd.

                                    Bank Negara Malaysia,
                                    Scripless Securities Trading and
                                    Safekeeping System

Mexico                              S.D. INDEVAL, S.A. de C.V.
                                    (Instituto para el Deposito de
                                    Valores)

Morocco                             Maroclear

The Netherlands                     Nederlands Centraal Instituut voor
                                    Giraal Effectenverkeer B.V. (NECIGEF)

                                    De Nederlandsche Bank N.V.

New Zealand                         New Zealand Central Securities
                                    Depository Limited

Norway                              Verdipapirsentralen (the Norwegian
                                    Registry of Securities)

Pakistan                            Central Depository Company of Pakistan
                                    Limited

Peru                                Caja de Valores y Liquidaciones S.A.
                                    (CAVALI)

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

11/20/98

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES

Country                           Mandatory Depositories

Philippines                       The Philippines Central Depository, Inc.
                                  The Registry of Scripless Securities
                                  (ROSS) of the Bureau of the Treasury

Poland The National Depository of Securities (Krajowy Depozyt Papierow Wartosciowych)

                                  Central Treasury Bills Registrar

Portugal                          Central de Valores Mobiliarios (Central)

Romania                           National Securities Clearing, Settlement and
                                  Depository Co.

                                  Bucharest Stock Exchange Registry Division

Singapore                         The Central Depository (Pte)
                                  Limited

                                  Monetary Authority of Singapore

Slovak Republic                   Stredisko Cennych Papierov

                                  National Bank of Slovakia

South Africa                      The Central Depository Limited

Spain                             Servicio de Compensacion y
                                  Liquidacion de Valores, S.A.

                                  Banco de Espana,
                                  Central de Anotaciones en Cuenta

*Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

11/20/98

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES

Country                            Mandatory Depositories

Sri Lanka                          Central Depository System
                                   (Pvt) Limited

Sweden                             Vardepapperscentralen AB
                                   (the Swedish Central Securities Depository)

Switzerland                        Schweizerische Effekten - Giro AG

Taiwan - R.O.C.                    The Taiwan Securities Central
                                   Depository Co., Ltd.

Thailand                           Thailand Securities Depository
                                   Company Limited

Turkey                             Takas ve Saklama Bankasi A.S.
                                   (TAKASBANK)

                                   Central Bank of Turkey

United Kingdom                     The Bank of England,
                                   The Central Gilts Office and
                                   The Central Moneymarkets Office

Uruguay                            Central Bank of Uruguay

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

11/20/98

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES

Country                                      Mandatory Depositories

Venezuela                                    Central Bank of Venezuela

                                             Lusaka Central Depository Limited

*Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

11/20/98

                                   SCHEDULE C

                               MARKET INFORMATION


PUBLICATION/TYPE OF INFORMATION                      BRIEF DESCRIPTION
-------------------------------                      -----------------
(FREQUENCY)

THE GUIDE TO CUSTODY IN WORLD MARKETS       An overview of safekeeping and
(annually)                                  settlement practices and procedures
                                            in each market in which State Street
                                            (annually) Bank and Trust Company
                                            offers custodial services.

GLOBAL CUSTODY NETWORK REVIEW               Information relating to the
(annually)                                  operating history and structure of
                                            depositories and subcustodians
                                            located (annually) in the markets in
                                            which State Street Bank and Trust
                                            Company offers custodial services,
                                            including transnational
                                            depositories.

GLOBAL LEGAL SURVEY                         With respect to each market in which
(annually)                                  State Street Bank and Trust Company
                                            offers custodial services,
                                            (annually) opinions relating to
                                            whether local law restricts (i)
                                            access of a fund's independent
                                            public accountants to books and
                                            records of a Foreign Sub-Custodian
                                            or Foreign Securities System, (ii)
                                            the Fund's ability to recover in the
                                            event of bankruptcy or insolvency of
                                            a Foreign Sub-Custodian or Foreign
                                            Securities System, (iii) the Fund's
                                            ability to recover in the event of a
                                            loss by a Foreign Sub-Custodian or
                                            Foreign Securities System, and (iv)
                                            the ability of a foreign investor to
                                            convert cash and cash equivalents to
                                            U.S. dolIars.

SUBCUSTODIAN AGREEMENTS                     Copies of the subcustodian contracts
(annually)                                  State Street Bank and Trust Company
                                            has entered into with each
                                            (annually) subcustodian in the
                                            markets in which State Street Bank
                                            and Trust Company offers subcustody
                                            services to its US mutual fund
                                            clients.

Network Bulletins (weekly):                 Developments of interest to
                                            investors in the markets in which
                                            State Street Bank and Trust Company
                                            offers custodial services.

Foreign Custody Advisories                  With respect to markets in which
(as necessary):                             State Street Bank and Trust Company
                                            offers custodial services which
                                            exhibit special custody risks,
                                            developments which may impact State
                                            Street's ability to deliver expected
                                            levels of service.


                                            SCHEDULE D

                              LIST OF FUNDS, CONTRACTS AND AGREEMENTS


FUND NAME                                                                         EXECUTION DATE
---------                                                                         --------------
Cash Accumulation Trust                                                         December 12, 1997
    Liquid Assets Fund
    National Money Market Fund
COMMAND Government Fund                                                         July 1, 1990
COMMAND Money Fund                                                              July 1, 1990
COMMAND Tax-Free Fund                                                           July 1, 1990
Duff & Phelps Utilities Tax-Free Income Fund, Inc.                              November 21, 1991
First Financial Fund, Inc.                                                      May 1, 1986
Global Utility Fund, Inc.                                                       December 21, 1989
Nicholas-Applegate Fund, Inc.                                                   April 10, 1987
    Nicholas-Applegate Growth Equity Fund
Prudential Balanced Fund                                                        September 4, 1987
Prudential California Municipal Fund                                            August 1, 1990
    California Series
    California Income Series
    California Money Market Series
Prudential Core Investment Fund                                                 April 23, 1999
    Short-Term Bond Series
    Short-Term Municipal Bond Series
    National Municipal Money Market Series
    Taxable Money Market Series
    Government Money Market Series
    Treasury Money Market Series
Prudential Developing Markets Fund                                              June 1, 1998
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Diversified Funds                                                    September 2, 1998
    Prudential Diversified Conservative Growth Fund
    Prudential Diversified Moderate Growth Fund
    Prudential Diversified High Growth Fund
Prudential Emerging Growth Fund, Inc.                                           October 21, 1996
Prudential Equity Fund, Inc.                                                    August 1, 1990
Prudential Equity Income Fund                                                   January 6, 1987
Prudential Europe Growth Fund, Inc.                                             May 31, 1999
Prudential Global Genesis Fund, Inc.                                            October 21, 1987
Prudential Global Total Return Fund, Inc.                                       September 5, 1990
    (formerly The Global Total Fund, Inc.)



FUND NAME                                                                         EXECUTION DATE
---------                                                                         --------------
Prudential Government Income Fund, Inc.                                         July 31, 1990
    (formerly Prudential Government Plus Fund)
Prudential Government Securities Trust                                          July 26, 1990
    Money Market Series
    Short-Intermediate Term Series
    U.S. Treasury Money Market Series
Prudential High Yield Fund, Inc.                                                July 26, 1990
Prudential High Yield Total Return Fund, Inc.                                   May 30, 1997
Prudential Index Series Fund                                                    August 26, 1997
    (formerly Prudential Institutional Fund)
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
Prudential Institutional Liquidity Portfolio, Inc.                              November 20, 1987
Prudential International Bond Fund, Inc.                                        January 16, 1996
    (formerly The Global Government Plus Fund, Inc.)
Prudential Mid-Cap Value Fund                                                   April 14, 1998
Prudential MoneyMart Assets, Inc.                                               July 25, 1990
Prudential Municipal Bond Fund                                                  August 25, 1987
    High Income Series
    Insured Series Prudential Municipal Series Fund                             August 1, 1990
    Florida Series
    Massachusetts Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
Prudential National Municipal Funds, Inc.                                       July 26, 1990
Prudential Natural Resources Fund, Inc.                                         September 18, 1987
Prudential Pacific Growth Fund, Inc.                                            July 16, 1992
Prudential Real Estate Securities Fund                                          February 18, 1998



FUND NAME                                                                         EXECUTION DATE
---------                                                                         --------------
Prudential Sector Funds, Inc.                                                   June 6, 1990
    (formerly Prudential Utility Fund, Inc.)
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund
Prudential Short-Term Corporate Bond Fund, Inc.                                 July 25, 1989
    (formerly Prudential Structured Maturity Fund, Inc.)
Prudential Small Cap Quantum Fund, Inc.                                         August 1, 1997
Prudential Small Company Value Fund, Inc.                                       July 26, 1990
    (formerly Prudential Growth Opportunity Fund, Inc.)
Prudential Special Money Market Fund, Inc.                                      January 12, 1990
Prudential Tax-Free Money Fund, Inc.                                            July 26, 1990
Prudential Tax-Managed Funds                                                    December 8, 1998
    (formerly Prudential Tax-Managed Equity Fund)
Prudential Tax-Managed Equity Fund
    Prudential Total Return Bond Fund, Inc.                                     January 3, 1995
    (formerly Prudential Diversified Bond Fund, Inc.)
Prudential 20/20 Focus Fund                                                     April 14, 1998
Prudential World Fund, Inc.                                                     June 7, 1990
  (formerly Prudential Global Fund, Inc.)
    Prudential Global Growth Fund
      (formerly Global Series)
    Prudential International Value Fund
      (formerly International Stock Series)
    Prudential Jennison International Growth Fund
Strategic Partners Series                                                       March 1, 2000
    Strategic Partners Focused Growth Fund
Target Funds                                                                    August 25, 1999
    International Equity Fund
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
    Small Capitalization Growth Fund
    Small Capitalization Value Fund
    Total Return Bond Fund
The Asia Pacific Fund, Inc.                                                     April 24, 1987
The High Yield Income Fund, Inc.                                                November 6, 1987
The High Yield Plus Fund, Inc.                                                  March 15, 1988
The Prudential Investment Portfolios Fund, Inc.                                 October 27, 1995
    (formerly Prudential Jennison Series Fund, Inc.)
    Prudential Active Balanced Fund
    Prudential Jennison Growth & Income Fund
    Prudential Jennison Growth Fund



FUND NAME                                                                         EXECUTION DATE
---------                                                                         --------------
The Target Portfolio Trust                                                      November 9, 1992
    Large Capitalization Growth Portfolio
    Large Capitalization Value Portfolio
    Small Capitalization Growth Portfolio
    Small Capitalization Value Portfolio
    International Equity Portfolio
    International Bond Portfolio
    Total Return Bond Portfolio
    Intermediate-Term Bond Portfolio
    Mortgage Backed Securities Portfolio
    U.S. Government Money Market Portfolio


